UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 7.01.   Regulation FD Disclosure

On May 4, 2023, Ewout Steenbergen, Executive Vice President and Chief Financial Officer of S&P Global Inc. (the "Company"), adopted a pre-arranged trading plan (the "Plan") in accordance with the guidelines specified by Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company’s policies with respect to insider trading and stock ownership. The maximum number of shares of common stock that may be sold pursuant to the Plan is 23,502 shares. The purpose of the Plan is for tax, estate and family financial planning and to provide asset diversification.

In accordance with Rule 10b5-1 of the Exchange Act, once established, Mr. Steenbergen will have no discretion over the sales of his shares of common stock under the Plan. Any transactions executed under the Plan will be publicly disclosed through Form 4 and/or Form 144 filings with the Securities and Exchange Commission.

While not required to do so, the Company intends to disclose the adoption of such pre-arranged plans by the Chief Executive Officer and Chief Financial Officer of S&P Global Inc. via Form 8-K. The Company does not undertake to report via Form 8-K any Rule 10b5-1 plans that may be adopted by any officers or directors in the future, or any modifications or termination of any publicly announced trading plan.

Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: May 9, 2023